SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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☐        Definitive Proxy Statement

☐        Definitive Additional Materials

☐        Soliciting Material Pursuant to §240.14a-12

ELIXIR GAMING TECHNOLOGIES, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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ELIXIR GAMING TECHNOLOGIES, INC.

Unit 3705, 37th Floor, The Centrium,

60 Wyndham Street, Central, Hong Kong

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD JULY 23, 2010

To our Stockholders:

The Annual Meeting of Stockholders of Elixir Gaming Technologies, Inc., a Nevada corporation, will be held on Friday, July 23, 2010, at 10:00 a.m. local time, at Unit 3705, 37/F, The Centrium, 60 Wyndham Street, Central, Hong Kong to:

1.               Elect five directors, each to serve until our 2011 Annual Meeting of Stockholders;

2.               Ratify the appointment of Ernst & Young as our independent registered public accounting firm for the fiscal year ending December 31, 2010;

3.               Approve an amendment to our articles of incorporation to change our corporate name;

4.               Authorize and approve an amendment to our 2008 Stock Incentive Plan to increase the number of shares of common stock reserved under the plan;

5.               Vote on the adjournment or postponement of the Annual Meeting to another time and date if such action is necessary for the board of directors to solicit additional proxies in favor of proposals 1, 2, 3 or 4; and

6.               Consider any other business that properly comes before the meeting.

Only stockholders of record at the close of business on June 9, 2010 will be entitled to notice of, and to vote at, the meeting and any adjournments of the meeting. It is important that your shares be represented at the meeting. Please mark, sign, date, and mail the enclosed proxy card in the postage-paid envelope provided, regardless of whether you plan to attend in person.

Sincerely,

Clarence Chung,
Chairman of the Board

June 24, 2010
Hong Kong

ELIXIR GAMING TECHNOLOGIES, INC.

PROXY STATEMENT FOR

2010 ANNUAL MEETING OF STOCKHOLDERS

To Be Held July 23, 2010

The accompanying proxy is solicited on behalf of the board of directors of Elixir Gaming Technologies, Inc. (“EGT”) in connection with our Annual Meeting of Stockholders to be held on Friday, July 23, 2010, at 10:00 a.m., local time, at Unit 3705, 37/F, The Centrium, 60 Wyndham Street, Central, Hong Kong for the purposes set forth in the accompanying Notice of Meeting.

Please mark and sign the enclosed proxy card and return it in the accompanying envelope. No postage is required if your returned proxy card is mailed within the United States. We will bear the cost of soliciting proxies, including the preparation, assembly and mailing of the proxies and soliciting material, as well as the cost of forwarding the materials to the beneficial owners of our common stock. Our directors, officers and regular employees may, without compensation other than their regular compensation, solicit proxies by telephone, electronic mail, personal conversation or other means of communication. We may reimburse brokerage firms and others for expenses in forwarding proxy material to the beneficial owners of our common stock.

Any proxy given pursuant to this solicitation and received in time for the Annual Meeting will be voted according to the instructions given in the proxy. Any stockholder giving a proxy may revoke it any time prior to its use at the Annual Meeting by giving a written revocation notice to our secretary, by filing a revoking instrument or a duly executed proxy bearing a later date with our secretary or by attending the Annual Meeting and voting in person.

We expect that this proxy statement, the proxy and notice of meeting will first be mailed to our stockholders on or about June 24, 2010.

QUESTIONS AND ANSWERS ABOUT THE MEETING

Q:	Why am I receiving this proxy statement?

A:

We are holding our Annual Meeting of Stockholders to elect the members of our board of directors. In addition, we are seeking (i) stockholder ratification of the appointment of Ernst & Young as our independent registered public accounting firm for the fiscal year ending December 31, 2010, as more fully described in Proposal Two, (ii) stockholder approval of an amendment to our articles of incorporation to change our corporate name, as more fully described in Proposal Three, and (iii) stockholder authorization and approval of an amendment to our 2008 Stock Incentive Plan to increase the number of shares of common stock reserved under the plan, as more fully described in Proposal Four.

Q:	What do I need to do now?

A:

We urge you to carefully read and consider the information contained in this proxy statement. If applicable, you should then vote as soon as possible in accordance with the instructions provided in this proxy statement and on the enclosed proxy card or submit your voting instructions by internet or by telephone if that option is available to you.

Q:	How do I vote?

A:

If you are an EGT stockholder of record, you may vote in person at the Annual Meeting or by submitting a proxy for the meeting. You can submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope. If you hold your shares in “street name,” which means your shares are held of record by a broker, bank or nominee, you must provide the record holder of your shares with instructions on how to vote your shares. Please refer to your proxy card or the voting instruction card used by your broker, bank or nominee to see if you may submit voting instructions using the internet or telephone.

Q:	What happens if I do not vote?

A:

If you do not submit a proxy card or vote at the Annual Meeting, your proxy will not be counted as present for the purpose of determining the presence of a quorum, and your shares will not be voted at the meeting. If you submit a proxy card and affirmatively elect to abstain from voting, your proxy will be counted as present for the purpose of determining the presence of a quorum but will not be voted at the Annual Meeting. Broker non-votes will also have the same effect as shares not voted at the meeting.

Q:	If my EGT shares are held in “street name,” will my broker, bank, or nominee vote my shares for me on all proposals?

A:

Your broker, bank, or nominee can vote your shares on the amendment to our articles of incorporation to change our corporate name and the ratification of accountants in the event you do not provide instructions on how to vote in accordance with the information and procedures provided to you by your broker, bank, or nominee. Your broker, bank, or nominee cannot vote your shares on the election of directors or the amendment to our 2008 Stock Incentive Plan unless you provide instructions on how to vote.

Q:	Can I change my vote after I have mailed my signed proxy or direction form?

A:

Yes. If you are a record holder, you can change your vote at any time before your proxy is voted at your stockholder meeting by:

•      delivering to the corporate secretary of EGT a signed notice of revocation;

•      granting a new, later-dated proxy, which must be signed and delivered to the corporate secretary of EGT; or

•      attending the Annual Meeting and voting in person; however, your attendance alone will not revoke your proxy.

If your shares are held in street name and you have instructed your broker or nominee to vote your shares, you must follow your broker or nominee’s directions in order to change your vote or revoke your proxy.

Q:	What should I do if I receive more than one set of voting materials?

A:

You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a holder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please complete, sign, date and return each proxy card and voting instruction card that you receive.

Q:	What if I object to the proposed transactions? Do I have dissenter’s rights?

A:	No. Dissenter’s rights are not available for the types of transactions discussed in this proxy statement.

Q:	Whom should I call with questions?

A:	If you have any questions about the meeting, require directions to the meeting or need additional copies of this proxy statement or the enclosed proxy card, you should contact:

Elixir Gaming Technologies, Inc.

40 E. Chicago Ave. #186 Chicago, IL 60611-2026

Attn: Traci Mangini

Email address: tracimangini@elixirgaming.com

VOTING OF SHARES

Our board of directors has fixed the close of business on June 9, 2010 as the record date for determining the stockholders entitled to notice of, and to vote at, the Annual Meeting. On June 9, 2010, [*] shares of our common stock, $0.001 par value, were outstanding and held by approximately [*] record holders. Each share outstanding on that date entitles its holder to one vote in person or by proxy on each matter to be voted on at the Annual Meeting.

Quorum

The presence at the Annual Meeting, in person or by proxy, of the holders of a majority of the outstanding shares of common stock entitled to vote at the meeting is required for a quorum for the transaction of business. In general, shares of common stock represented by a properly signed and returned proxy card will be counted as shares present and entitled to vote at the meeting for purposes of determining a quorum.

Vote Required for Approval

Pursuant to Section 78.330 of the Nevada General Corporation Law, a plurality of the shares voting at the Annual Meeting is required to elect directors. This means that if there are more nominees than the five positions to be filled, the five who receive the most votes will be elected. In counting votes on the election of directors, abstentions, broker non-votes (i.e. shares held of record by a broker which are not voted because the broker has not received voting instructions from the beneficial owner) and other shares not voted will be counted as not voted. These shares will be deducted from the total shares of which a plurality is required.

Pursuant to Section 78.390 of the Nevada General Corporation Law, the approval of the holders of a majority of our outstanding common shares is required to approve the amendment to our articles of incorporation to change our corporate name. All other proposals presented in this proxy statement will be approved if a majority of the shares present or represented at the meeting and entitled to vote on the proposal are voted in favor of such matter. In counting votes on each matter other than the election of directors, abstentions will not be counted as voted for the matter and broker non-votes will be counted as voted in favor of the amendment to our articles of incorporation to change our corporate name and the ratification of accountants and counted as not voted on the amendment to our 2008 Stock Incentive Plan. Except in the election of directors (which will be decided by a plurality of shares voting) and the amendment to our articles of incorporation to change our corporate name (which requires the approval of a majority of our outstanding shares), shares that are not present or represented at the meeting will be deducted from the total number of shares of which a majority is required.

Voting of Proxies

Shares of common stock represented by properly executed proxy cards will be voted according to the choices specified. Proxies that are signed by stockholders but that lack any voting instructions will be voted FOR the election of all of the nominees for director listed in this proxy statement, and FOR all other Proposals set forth in this Proxy Statement. If any other business properly comes before the Annual Meeting, shares represented by proxy will be voted according to the best judgment of the proxy holders named on the proxy card.

Voting via the Internet, by Telephone or by Mail

As an alternative to voting in person at the Annual Meeting, stockholders whose shares are registered in their own names may vote via the Internet, by telephone or by mailing a completed proxy card. For those stockholders who receive a paper proxy card, instructions for voting via the Internet or by telephone are set forth on the proxy card. Those shareholders who receive a paper proxy card and voting instructions by mail, and who elect to vote by mail, should sign and return the mailed proxy card in the prepaid and addressed envelope that was enclosed with the proxy materials, and your shares will be voted at the Annual Meeting in the manner you direct.

If your shares are registered in the name of a bank or brokerage firm (your record holder), you will receive instructions from your record holder that must be followed in order for your record holder to vote your shares per your instructions. Many banks and brokerage firms have a process for their beneficial holders to provide instructions via the Internet or over the telephone. If you hold shares through a bank or brokerage firm and wish to be able to vote in person at the Annual Meeting, you must obtain a legal proxy from your brokerage firm, bank or other holder of record and present it to the inspector of elections with your ballot.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting

Under new Securities and Exchange Commission rules, this proxy statement, our 2009 annual report to shareholders and, if your shares are registered in your name, your proxy card, are available on the Internet. This proxy statement, our annual report to shareholders and, if your shares are registered in your name, your proxy card, are available at: www.[*]

You may access your proxy materials and, if your shares are registered in your name, vote your shares online by going to www.[*] and following the prompts.  You will need to have your proxy card with you since your card includes your unique identification numbers.

PROXY SOLICITATION

We are soliciting proxies from our stockholders for our Annual Meeting of Stockholders. We will pay the cost of solicitation of proxies from our stockholders, including preparation, assembly, printing and mailing of this proxy statement and the proxy cards. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding in their names shares of our common stock beneficially owned by others to forward to such beneficial owners. We may reimburse persons representing beneficial owners of our common stock for their costs of forwarding solicitation materials to such beneficial owners. In addition to solicitation by use of the mails, proxies may be solicited by our board of directors, officers and employees, in person or by telephone, electronic mail, or other means of communication. No additional compensation for soliciting proxies will be paid to our board of directors, officers or regular employees for such services.

PROPOSAL ONE — ELECTION OF DIRECTORS

Our bylaws provide that our board will consist of between one and twelve members, with the number of directors determined from time to time by our board. The number of directors is currently set at five. The current term of all of our five directors expires at the Annual Meeting. Accordingly, five directors will be elected at the Annual Meeting to serve until the next annual meeting of stockholders and until their successors are elected and qualified. Each nominee has consented to being nominated and to serve if elected.  If any nominee is unable or declines to serve as director at the time of the Annual Meeting, an event not now anticipated, proxies will be voted for any nominee designated by the board of directors to fill the vacancy.

Information About Nominees

Names of the board of directors’ nominees and certain biographical information about the nominees are set forth below.

Clarence (Yuk Man) Chung Age 47 Director since 2007

Mr. Chung joined our board in October 2007 and has served as our chairman of the board and chief executive officer since August 2008. Mr. Chung is currently also an executive director of Melco International Development Limited, a company listed on the Hong Kong Stock Exchange and a director of Melco Crown Entertainment Limited, a company listed on the Nasdaq Global Market. Mr. Chung joined Melco in December 2003 and Melco Crown in November 2006. Before joining the Melco group, he held positions as chief financial officer and merger & acquisition specialist in various multi-national companies and in the investment banking industry. Mr. Chung holds a master degree in business administration from the Kellogg School of Management at Northwestern University and is a member of the Hong Kong Institute of Certified Public Accountants and the Institute of Chartered Accountants in England and Wales.

Vincent L. DiVito Age 50 Director since 2005

Mr. DiVito joined our board in October 2005 and chairs our Audit Committee. From January 2008 to April 2010, Mr. DiVito served as president of Lonza America, Inc., a global life sciences chemical business headquartered in Allendale, New Jersey, and also served as chief financial officer and treasurer of Lonza America, Inc. from September 2000 to April 2010.  Lonza America, Inc. is part of Lonza Group, whose stock is traded on the Swiss Stock Exchange. From 1990 to September 2000, Mr. DiVito was employed by Algroup Wheaton, a global pharmaceutical and cosmetics packaging company, first as its director of business development and later as its vice president and chief financial officer. Mr. DiVito is a certified public accountant and certified management accountant. Mr. DiVito is the chairman of the board of directors of Riviera Holdings Corporation, a publicly held company.

John W. Crawford, J.P. Age 68 Director since 2007

Mr. Crawford joined our board in November 2007 and chairs our Nominating Committee and Conflicts Committee.  Mr. Crawford has been the chairman of International Quality Education Limited since February 2002. Since 1997, Mr. Crawford has been the managing director of Crawford Consultants Limited, a company he founded which helps companies in the identification of acquisition opportunities and provides support assistance in that regard. Prior to that, Mr. Crawford was a founding partner of the Hong Kong office of Ernst & Young where, as chairman of the Audit Division, he acted as engagement or review partner for many public companies and banks before he retired from practice in 1997. Mr. Crawford is a member of the Hong Kong Institute of Certified Public Accountants, a member and honorary president of the Macau Society of Certified Practising Accountants, and a member of the Canadian Institute of Chartered Accountants. Mr. Crawford also serves on the boards of directors and is chairman of the audit committees of e-Kong Group Limited and Titan Petrochemicals Group Limited, both of which are listed on the Hong Kong Stock Exchange. He is also on the board of directors and chairman of the audit committee of Regal Portfolio Management Limited, which manages the Regal Real Estate Investment Trust, the units of which are listed on the Hong Kong Stock Exchange.

Samuel Tsang Age 55 Director since 2008

Mr. Tsang joined our board in September 2008. Mr. Tsang is a solicitor admitted in Hong Kong, England and Australia. As Group Legal Counsel and Company Secretary of Melco since 2001, Mr. Tsang oversees the legal, corporate and compliance matters of Melco, which holds significant interests in a total of four listed companies in Hong Kong, the United States and Canada. Mr. Tsang has worked as a lawyer with major law firms and listed conglomerates in Hong Kong for over 20 years. He holds a master of laws degree from University of Hong Kong and a master of business administration degree from the Australian Graduate School of Management.

Anthony Tyen, Ph.D. Age 54 Director since 2008

Dr. Tyen joined our board in September 2008 and chairs our Compensation Committee. During the past six years, Dr. Tyen has been in the proprietorship of his own accountancy and consulting practice, Anthony Tyen & Co., which he founded in 1985.Dr. Tyen is a certified public accountant in Hong Kong and has over 30 years’ experience in auditing, accounting, management and company secretarial practice. He holds a doctoral degree in philosophy and a master degree in business administration, both from the Chinese University of Hong Kong. He is an associate member of the Hong Kong Institute of Certified Public Accountants, and a fellow member of both the Association of Chartered Certified Accountants and the Institute of Chartered Secretaries and Administrators.

Additional Information about our Board and its Committees

We continue to monitor the rules and regulations of the SEC and the NYSE Amex to ensure that a majority of our board remains composed of “independent” directors. All of our director nominees except Clarence Chung and Samuel Tsang are considered by our board of directors to be “independent” as defined in Section 803A(2) of the NYSE Amex Company Guide.

Our board met six times in 2009. During fiscal 2009, all of our directors attended at least 75% of all meetings during the periods for which they served on our board, and at least 75% of all of the meetings held by committees of the board on which they serve. The board of directors has formed an audit committee, a nominating committee, a compensation committee and a conflicts committee, all of which operate under written charters.  Our board of directors does not have a policy regarding board members’ attendance at meetings of our stockholders.

Audit Committee

During fiscal 2009, our audit committee was originally comprised of Mr. Vincent DiVito, Maj. Gen. Paul Harvey, Mr. John Crawford and Mr. Daniel Sham.  However, due to the expiration of the terms of Maj. Gen. Paul Harvey and Mr. Daniel Sham at the last annual meeting of stockholders held on October 31, 2009, Dr. Anthony Tyen was appointed to serve on the audit committee in November 2009. Since then, our audit committee has been comprised of Mr. Vincent DiVito, Mr. John Crawford and Dr. Anthony Tyen, and Mr. DiVito serves as the audit committee chair. Our audit committee generally meets a least once a quarter, and in 2009 our audit committee held four meetings. Our audit committee has the responsibility of selecting the firm that will serve as our independent public accountants, approving and reviewing the scope and results of the audit and any non-audit services provided by the independent public accountants and meeting with our financial staff to review internal control, procedures and policies.

We have identified Mr. DiVito as the audit committee financial expert. Mr. DiVito is a certified public accountant and a certified management accountant. All members of our audit committee are independent, as independence for audit committee members is defined in Section 803A(2) of the NYSE Amex Company Guide. In

addition, Mr. Crawford and Dr. Tyen each meet the definition of “financially sophisticated” as defined in Section 803B(2) of the NYSE Amex Company Guide.

Nominating Committee

During fiscal 2009, our nominating committee was originally comprised of Ms. Lorna Kapunan, Maj. Gen. Paul Harvey and Mr. Vincent DiVito. However, due to the expiration of the terms of Ms. Lorna Kapunan and Maj. Gen. Paul Harvey at the last annual meeting of stockholders held on October 31, 2009, Mr. John Crawford and Dr. Anthony Tyen were appointed to serve on the nominating committee in November 2009. Since then, our nominating committee has been comprised of Mr. Vincent DiVito, Mr. John Crawford and Dr. Anthony Tyen, and Mr. Crawford serves as the nominating committee chair. Our nominating committee is responsible for assisting our board with respect to the appropriate size and composition of our board and monitoring and making recommendations regarding the performance of our board. In this regard, our nominating committee evaluates the qualifications of all proposed candidates for election to our board, including capability, availability to serve, conflicts of interest and other relevant factors, and makes recommendations to our board concerning the size and composition of our board of directors.

Our nominating committee held four meetings in 2009. The members of our nominating committee are considered by our board of directors to be “independent” as defined in Section 803A(2) of the NYSE Amex Company Guide.

The charter of our nominating committee allows the nominating committee to consider for directorships candidates nominated by third parties, including stockholders. For a third party to suggest a candidate, one must provide our legal department with the name of the candidate, together with a brief biographical sketch and a document indicating the candidate’s willingness to serve if elected.

Our nominating committee has recommended Mr. Clarence Chung, Mr. Vincent DiVito, Mr. John Crawford, Mr. Samuel Tsang and Dr. Anthony Tyen as nominees for election to our board of directors at the Annual Meeting.

Compensation Committee

During fiscal 2009, our compensation committee was originally comprised of Maj. Gen. Paul Harvey, Mr. Vincent DiVito, Ms. Lorna Kapunan and Dr. Anthony Tyen. However, due to the expiration of the terms of Ms. Lorna Kapunan and Maj. Gen. Paul Harvey at the last annual meeting of stockholders held on October 31, 2009, Mr. John Crawford was appointed to serve on the compensation committee in November 2009. Since then, our compensation committee has been comprised of Mr. Vincent DiVito, Mr. John Crawford and Dr. Anthony Tyen, and Dr. Tyen serves as the compensation committee chair.  Our compensation committee held seven meetings in 2009. Our compensation committee has the responsibility of setting executive compensation guidelines, administering our stock incentive plans, and approving compensation of our executive officers and members of the board of directors.  In determining the compensation to be paid to our executive officers, our compensation committee took into consideration the recommendations of Pure Compensation LLC, an independent compensation consulting firm retained directly by the compensation committee.

Conflicts Committee

With regard to transactions between us and our principal stockholder, Elixir Group, our board of directors has established a committee of the board, known as the conflicts committee, made up exclusively of at least three members of our board who satisfy the independence requirements of Section 803(A)(2) of the NYSE Amex Company Guide and meet the criteria for independence as set forth in Rule 10A-3(b)(1) under the Exchange Act, and who are not then, and during the two years prior to their appointment or election have not been, an officer, director, employee of or consultant or advisor to Elixir Group or any affiliate of Elixir Group. The conflicts committee operates under a charter that has been approved by our board of directors. While the original conflicts committee charter empowered the conflicts committee to veto any agreement or transaction between us and Elixir Group or any of its affiliates involving an aggregate amount in excess of $200,000, in November 2008, following the recommendation by all members of the conflicts committee, the board approved a revision of the charter requiring the conflicts committee to review and approve all material agreements or transactions, if any, between us and Elixir Group or its affiliates. The Company has filed with the SEC a current report on Form 8-K regarding such revision on April 27, 2009 and the revised charter took effect on May 5, 2009. Our conflicts committee is currently comprised of Mr. Vincent DiVito, Mr. John Crawford and Dr. Anthony Tyen, and Mr. Crawford serves as the conflicts committee chair.

Director Compensation

Non-Employee Director Compensation.   Non-employee members of our board of directors received an initial grant of 100,000 options and, effective as of January 2009, an annual grant of 50,000 options. All annual grant options will vest in full six months and one day following the date of grant. The exercise price of such options is the market price of our common stock on the date of grant. Our directors are reimbursed for their out-of-pocket expenses related to their services as directors or meeting attendances. Commencing January 2009, members of our board of directors that are not employees receive a quarterly fee of $12,000. The chairman of our audit committee receives an additional $6,000 per quarter.

As determined by our compensation committee in December  2009, effective January 1, 2010, the annual grant of options to our directors shall be made on the second trading day of every calendar year with the use of the mean between the high and low sales prices of the shares of our common stock as reported by the NYSE Amex on the first trading day of that year as the relevant option strike price save and except if our Company has any material non-public information pending disclosure at the relevant time, then the annual grant shall be postponed to the second trading day after the date of public disclosure of the relevant information.

Since Mr. Samuel Tsang also serves as an employee of Melco International Development Limited and, in  accordance with Melco’s policy, he has unconditionally waived all his entitlements to the aforesaid quarterly fee.

Employee Director Compensation.  Directors who are employees of EGT also receive the annual grant but no other compensation for services provided in that capacity, save and except for reimbursement  for out-of-pocket expenses in connection with attendance at meetings of our board and its committees.

Compensation Committee Interlocks and Insider Participation

No member of our board of directors is employed by us or our subsidiaries except for Mr. Clarence Chung, who is presently employed as our president and chief executive officer.  None of our executive officers serve on the board of directors of another entity whose executive officers serve on the compensation committee of our board of directors.  No officer or employee of EGT participated in deliberations of our compensation committee concerning executive officer compensation.

Process for Stockholders to Send Communications to Our Board

Because we have always maintained open channels of communication with our stockholders, we do not have a formal policy that provides a process for stockholders to send communications to our board. However, if a stockholder would like to send a communication to our board, please address the letter to the attention of our legal department and it will be distributed to each director.

Recommendation of the Board of Directors

Our board of directors recommends that you vote FOR the election of all director nominees listed in this proxy statement.

Audit Committee Report

The audit committee reviewed and discussed EGT’s audited financial statements for the year ended December 31, 2009 with our management. The audit committee discussed with Ernst & Young, EGT’s independent auditors for the fiscal year ended December 31, 2009, the matters required to be discussed by Statement on Auditing Standards No. 114, “The Auditors Communication with Those Charged with Governance”.  The audit committee also received the written communication from Ernst & Young required by PCAOB Ethics and Independence Rule 3526, “Communication with Audit Committees Concerning Independence”, and the audit committee has discussed the independence of Ernst & Young with them.

Based on the audit committee’s review and discussions noted above, the audit committee recommended to our board of directors that EGT’s audited financial statements be included in our annual report on Form 10-K for the year ended December 31, 2009 filed with the SEC on March 30, 2010.

THE AUDIT COMMITTEE

Vincent DiVito, Chairman John Crawford Anthony Tyen

PROPOSAL TWO — RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The audit committee of our board of directors has appointed Ernst & Young (“Ernst & Young (Hong Kong)”), as our independent registered public accounting firm for the fiscal year ending December 31, 2009.  It is expected that representatives of Ernst & Young (Hong Kong) will attend the Annual Meeting by way of telephone conferencing.

Changes in Certifying Accountant

Piercy Bowler Taylor & Kern served as our independent registered public accounting firm as of and for the years ended December 31, 2005 and 2006.  On January 17, 2008, the audit committee of our board of directors approved a change in auditors.  The audit committee approved the dismissal of Piercy Bowler Taylor & Kern as our independent public accountants and the selection of Ernst & Young LLP (United States) to serve as our independent registered accounting firm for the year ended December 31, 2007.

Piercy Bowler Taylor & Kern’s reports on the financial statements of EGT as of and for the years ended December 31, 2006 and 2005 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to audit scope, procedure or accounting principles.

During the years ended December 31, 2006 and 2005 and the subsequent interim period through January 17, 2008, there were no disagreements between the company and Piercy Bowler Taylor & Kern on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Piercy Bowler Taylor & Kern’s satisfaction, would have caused them to make reference to the subject matter of the disagreement in connection with their reports on our financial statements for such years; and there were no reportable events as described in Item 304(a)(1)(v) of Regulation S-K.

In addition, during the years ended December 31, 2006 and 2005 and the subsequent interim period through January 17, 2008, we did not consult with Ernst & Young LLP (United States) with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements, or any other matters or reportable events as set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.

On January 5, 2009, we engaged Ernst & Young (Hong Kong) to serve as our independent auditors  for the year ended December 31, 2008.  The engagement of Ernst & Young (Hong Kong) was approved by our audit committee.  Our audit committee also approved the dismissal of our former auditors, Ernst & Young LLP (United States).  Our audit committee approved the transition of the audit engagement from  Ernst & Young LLP (United States) to Ernst & Young (Hong Kong) as a matter of geographic convenience as most of our operations are now located in Asia and its accounting and finance functions are now located in Hong Kong.

Ernst & Young LLP’s (United States) report on our financial statements as of and for the year ended December 31, 2007, did not contain any adverse opinion or disclaimer of opinion, nor was it qualified or modified as to audit scope, procedure or accounting principle except for an explanatory paragraph in their report with respect to a change in accounting principle arising from the adoption of  the provisions of Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes.

During the fiscal years ended December 31, 2007 and 2008 and the subsequent period through January 5, 2009, there were no disagreements between the Company and Ernst & Young LLP (United States) on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Ernst & Young LLP’s (United States) satisfaction, would have caused them to make reference to the subject matter of the disagreement in connection with their report on our financial statements as of and for the year ended December 31, 2007.

There were no reportable events as described in item 304(a)1(v) of Regulation S-K during the fiscal years ended December 31, 2007 and 2008 and the subsequent period through January 5, 2009 involving Ernst & Young LLP (United States) except that during 2008 we discussed with Ernst & Young LLP (United States) a material weakness in internal control discovered by us relating to accounting controls over fixed asset acquisitions  in

Cambodia and more fully described in our Annual Report on Form 10-K for the year ended December 31, 2007. We authorized Ernst & Young LLP (United States) to respond fully to the inquiries of Ernst & Young (Hong Kong) concerning the material weakness. We provided Ernst & Young, LLP (United States) with a copy of the foregoing disclosures.

In addition, during the fiscal years ended December 31, 2007 and 2008 and the subsequent period through January 5, 2009, we did not consult with Ernst & Young (Hong Kong) with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of  audit opinion that might be rendered on our financial statements, or any other matters or reportable events as set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.

Independent Registered Public Accounting Firm Fees

The following table sets forth the aggregate fees billed to us for services rendered to us for the years ended December 31, 2009 and 2008 by our independent registered public accounting firm, Ernst & Young, for such years for the audit of our consolidated financial statements for the years ended December 31, 2009 and 2008, and assistance with the reporting requirements thereof, the review of our condensed consolidated financial statements included in our quarterly reports on Form 10-Q and accounting and auditing assistance relative to acquisition accounting and reporting.

	2009	2008

Audit Fees	$362,603	$485,346

Audit-related Fees (Note)	—	41,234
Tax Fees	26,000	—

	$388,603	$526,580

Note : “Audit-related Fees” primarily includes the aggregate fees billed on additional audit procedures in relation to our Company’s reporting to our principal shareholder and in connection with auditor transition.

Audit Committee Pre-Approval Policies

Our audit committee approves all audit fees, audit-related fees, tax fees and special engagement fees.  The audit committee approved 100% of such fees for the year ended December 31, 2009.

Recommendation of the Board of Directors

Our board of directors recommends that you vote “FOR” the ratification of the selection of Ernst & Young as our independent registered public accounting firm for the fiscal year ending December 31, 2010.

PROPOSAL THREE — AMENDMENT TO THE ARTICLES OF INCORPORATION TO CHANGE THE CORPORATE NAME

Our board of directors is proposing to amend our articles of incorporation to change our corporate name to “Entertainment Gaming Asia Incorporated”. Our board of directors approved the name change and recommends the approval of the amendment to our articles of incorporation.

We believe that renaming ourselves is appropriate given the material transformation of the Company following the restructuring of our operations over the past two and one-half years.  The name “Entertainment Gaming Asia” more aptly reflects our expanded gaming business model, particularly in relation to the establishment of a hotel casino in Cambodia to complement our existing electronic gaming machines participation business, as disclosed in our Form 8-K filed on May 27, 2010.

The proposed amendment to our articles of incorporation is provided as Appendix A to this proxy statement. Upon approval of the amendment by our stockholders, we will file the amendment with the Nevada Secretary of State promptly after the Annual Meeting. However, regardless of the change of our corporate name, our common stock will continue to trade on the NYSE Amex under the symbol “EGT”.  If the amendment is not approved by our stockholders, our articles of incorporation will not be amended and our corporate name will remain unchanged.

The change in corporate name will have no effect on your ownership of our common shares. If you hold your shares in certificate form, you are not required to exchange your certificate for a certificate under the new corporate name “Entertainment Gaming Asia Incorporated”.  Stockholders who wish to exchange their current certificate for a new certificate in the new name of the corporation can do so following the Annual Meeting by contacting the transfer agent for our common shares, Continental Stock Transfer & Trust Co., located at 17 Battery Place, 8th Floor, New York, NY 10004; telephone 212-509-4000, and paying the fee required by Continental.

Recommendation of the Board of Directors

Our board of directors recommends that you vote “FOR” the amendment to our articles of incorporation to change our corporate name.

PROPOSAL FOUR — AMENDMENT TO THE 2008 STOCK INCENTIVE PLAN TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK RESERVED UNDER THE PLAN

Section 711 of the NYSE Amex Company Guide requires stockholder approval for the establishment or material amendment to any equity compensation arrangement, with limited exceptions. We are seeking the approval of our stockholders in accordance with Section 711 of the NYSE Amex Company Guide for amendment of our 2008 Stock Incentive Plan (the “2008 Plan”), to increase the number of common shares authorized for issuance under the plan from 5,000,000 to 10,000,000. Our board of directors, acting upon the recommendation of the board’s compensation committee, has approved the amendment to the 2008 Plan and recommends the approval of the amendment to increase the authorized shares under the 2008 Plan.

The 2008 Plan was adopted by our stockholders on September 8, 2008. Pursuant to Section 4.1 of the 2008 Plan, the maximum number of shares of common stock of the Company that are available for issuance under the plan is 5,000,000. As of May 31, 2010, we have issued options to purchase 3,275,000 shares of common stock and a total of 922,727 shares of common stock as restricted and performance stock awards under the 2008 Plan.

The compensation committee of our board of directors has reviewed the 2008 Plan and determined that the 2008 Plan requires additional available shares for issuance to provide flexibility with respect to stock-based compensation that the compensation committee believes is necessary to establish appropriate long-term incentives to achieve our objectives. Our board of directors believes that it is advisable to increase the 5,000,000 share limit to 10,000,000 shares in order to attract and compensate employees, officers, directors and other eligible participants upon whose judgment, initiative and effort we depend. The issuance of stock options and share grants to these eligible participants is designed to align the interests of such participants with those of our stockholders.

The proposed amendment to the 2008 Plan increases the number of shares of common stock that may be issued upon the exercise of options or issued as restricted stock or performance stock awards by 5,000,000 shares, or approximately 4.3% of the 115,879,394 shares of common stock outstanding as of May 31, 2010. As amended, the 2008 Plan will continue to provide for appropriate adjustments in the number of shares in the event of a stock dividend, recapitalization, merger or similar transaction.

Recommendation of the Board of Directors

Our board of directors recommends that you vote “FOR” the amendment to the 2008 Plan.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The table below sets forth the beneficial ownership of our common stock, as of March 31, 2010, by:

•              All of our current directors and executive officers, individually;

•              All of our current directors and executive officers, as a group; and

•              All persons who beneficially owned more than 5% of our outstanding common stock.

The beneficial ownership of each person was calculated based on 115,879,394 shares of our common stock outstanding as of March 31, 2010, according to the record ownership listings as of that date, the beneficial ownership reports filed by 5% beneficial owners with the SEC and the verifications we solicited and received from each director and executive officer. The SEC has defined “beneficial ownership” to mean more than ownership in the usual sense. For example, a person has beneficial ownership of a share not only if he owns it in the usual sense, but also if he has the power (solely or shared) to vote, sell or otherwise dispose of the share. Beneficial ownership also includes the number of shares that a person has the right to acquire within 60 days of March 31, 2010, pursuant to the exercise of options or warrants or the conversion of notes, debentures or other indebtedness, but excludes stock appreciation rights. Two or more persons might count as beneficial owners of the same share. Unless otherwise noted, the address of the following persons listed below is c/o Elixir Gaming Technologies, Inc., Unit 3705, 37/F., The Centrium, 60 Wyndham Street, Central, Hong Kong.

Name of Director, Executive Officer or Nominee	Shares(1)		Percentage
Clarence (Yuk Man) Chung	3,005,000	(2 & 7)	2.5%

Andy (Kin Ming) Tsui	66,666	(3)	*

Vincent L. DiVito	245,000	(4 & 7)	*

John W. Crawford	180,000	(3 & 7)	*

Anthony (Kanhee) Tyen	150,000	(3 & 7)	*

Samuel (Yuen Wai) Tsang	850,000	(3 & 7)	*

All directors and executive officers as a group (6 persons)	4,496,666		3.8%

* Less than one percent

Name and Address of 5% Holders
Elixir Group Limited 38/F, The Centrium 60 Wyndham Street Central, Hong Kong	55,800,000	(5)	44.3%

James E. Crabbe Portland, Oregon	8,046,600	(6)	6.9%

(1)	Unless otherwise noted, the persons identified in this table have sole voting and sole investment power with regard to the shares beneficially owned by them.

(2)

Includes 175,000 shares held directly, 450,000 vested performance shares, and 2,380,000 shares issuable upon the exercise of vested stock options. It does not however include the 472,727 restricted common shares award that the compensation committee resolved to grant to Mr. Chung on January 22, 2010 (details of which are contained in the section “Narrative Disclosure to Summary Compensation Table” below), which are subject to vesting and risk of forfeiture based on ability of the Company to meet certain financial and non-financial performance targets as of and for the fiscal year ending December 31, 2010.

(3)	Represents common shares issuable upon the exercise of vested stock options.

(4)	Includes 50,000 shares held directly and 195,000 shares issuable upon the exercise of vested stock options.

(5)

Includes 10 million shares underlying vested and immediately exercisable warrants. The shares are owned directly by Elixir Group Limited, which is the indirect wholly-owned subsidiary of Melco International Development Limited. Melco is the indirect beneficial owner of the reported securities.

(6)	Includes 40,600 shares issuable upon the exercise of vested stock options.

(7)	It does not include the annual grant of options to purchase 50,000 shares of our common stock to the relevant director made on January 7, 2010 as these options will only vest in July 8, 2010.

Equity Compensation Plan Information

At our annual shareholders meeting on September 8, 2008, our stockholders approved our 2008 Stock Incentive Plan (the “2008 Plan”).  The 2008 Plan became effective on January 1, 2009, and replaced two previous plans, the Amended and Restated 1999 Stock Option Plan and the Amended and Restated 1999 Directors’ Stock Option Plan (the “Previous Stock Option Plans”), both of which expired  on December 31, 2008. Although the Previous Stock Option Plans have expired, options granted under those plans and outstanding as of the expiration of the plans remain outstanding and exercisable according to their terms.

The 2008 Plan allows for incentive awards to eligible recipients consisting of:

•	Options to purchase shares of common stock, that qualify as incentive stock options within the meaning of the Internal Revenue Code;

•	Non-statutory stock options that do not qualify as incentive options;

•	Restricted stock awards; and

•	Performance stock awards, which may be subject to future achievement of performance criteria or free of any performance or vesting conditions.

The maximum number of shares reserved for issuance under the 2008 Plan is 5,000,000, however, we are proposing to increase the authorized shares to 10,000,000, as more fully described in Proposal Four above.  The exercise price of options granted under the 2008 Plan shall not be less than 100% of the fair market value of each share of common stock on the date of grant, unless the participant owns more than 10% of the total combined voting power of all classes of our stock or any parent or subsidiary corporation of ours, in which case the exercise price shall then be 110% of the fair market value.

As of December 31, 2009, there were options outstanding under the 2008 Plan, the Previous Stock Option Plans and non-plan options to purchase 10,737,065 shares of our common stock with a weighted average exercise price per share of $1.84.  Part of the aforesaid outstanding options include the issuance of non-plan options to purchase five million shares of our common stock to certain employees and non-employees of Elixir Group as approved by our stockholders in September 2007 pursuant to the initial closing of the transactions under the Securities Purchase and Product Participation Agreement dated June 12, 2007 (which was subsequently terminated on November 6, 2008) between us and Elixir Group. Each of such non-plan options had an exercise price of $2.90 per share and will vest over a three-year period and have a five-year term (save and except for certain modifications made pursuant to the severance agreements of certain of the relevant former officers or former employees).

The following table sets forth certain information as of December 31, 2009 about our stock option plans and our non-plan options under which our equity securities are authorized for issuance.

Plan Category	(a) Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	(b) Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights	(c) Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))
Equity compensation plans approved by security holders	10,737,065	$1.84	4,500,000
Equity compensation plans not approved by security holders	—	—	—
Total	10,737,065	$1.84	4,500,000

The first column reflects outstanding stock options to purchase (i) 6,074,465 shares of common stock pursuant to our Amended and Restated 1999 Stock Option Plan, (ii) 92,600 shares of common stock pursuant to our Amended and Restated 1999 Directors’ Stock Option Plan, (iii) 4,070,000 shares of common stock pursuant to the options approved by our stockholders in September 2007 and (iv) 500,000 shares of common stock pursuant to our 2008 Stock Incentive Plan.

The third column reflects 4,500,000 shares available for issuance under our 2008 Stock Incentive Plan as of December 31, 2009.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth the compensation awarded to, earned by or paid to, our chief executive officer during the fiscal year ended December 31, 2009 and our other two then highest paid executive officers earning in excess of $100,000 for services rendered in all capacities at the end of the fiscal year ended December 31, 2009.  Mr. Chung has served as our chief executive officer since October 1, 2008.  Mr. Pisano served as our executive vice president from September 2007 to March 31, 2009.  Mr. Tsui has served as our chief accounting officer since April 2009.

Name and Principal Position(a)	Year (b)	Salary (c)	Bonus (d)	Option Awards (e)	All Other Compensation (f)	Total (g)
Clarence Chung, CEO (Notes 1 & 2)	2009	$1	$—	$287,871	$—	$287,872
	2008	$—	$—	$254,901	$—	$254,901
Joe Pisano, Executive VP (former) (Note 1)	2009	$72,795	$—	$5,980	$330,194	$408,969
	2008	$295,000	$—	$970,442	$119,750	$1,385,192
Andy Tsui, CAO	2009	$179,613	$—	$5,680	$—	$185,293
	2008	$90,731	$—	$3,893	$—	$94,624

The dollar amounts in column (e) reflect the dollar amounts recognized for financial statement reporting purposes for the fiscal years ended December 31, 2009 and 2008, in accordance with ASC 718, Compensation-Stock Compensation and, therefore, do not necessarily reflect actual benefits received by the individuals.  Assumptions used in the calculation of these amounts are included in footnote (1) to our audited financial statements for the fiscal year ended December 31, 2009 included in our annual report on Form 10-K for the year ended December 31, 2009 filed with the SEC on March 30, 2010.

Notes :

(1)   For details of the salary, bonus, options awards and other compensation granted to the relevant person, please refer to the section “Narrative Disclosure to Summary Compensation Table” below.

(2)   On March 12, 2010, based on the resolutions of our compensation committee passed on March 1, 2010, our Company granted 450,000 shares of performance common stock, pursuant to our 2008 Stock Incentive Plan, to Mr. Chung as a discretionary reward for his achievement of certain financial and non-financial performance targets for the fiscal year ended December 31, 2009. All 450,000 shares of performance common stock were immediately vested on the date of grant and the related stock-based compensation was recognized on the same date.

Narrative Disclosure to Summary Compensation Table

Mr. Clarence Chung

The options awarded to Mr. Chung, our chief executive officer, during 2009 include 50,000 options to purchase shares of our common stock as set forth in the table, “Outstanding Equity Awards at Fiscal Year-End,” below.  In March 2009, the compensation committee of our board of directors approved the following compensation for Mr. Chung, the terms of which were included in a written employment agreement entered into between us and Mr. Chung on April 20, 2009:

•      a term commencing from October 1, 2008 to December 31, 2009 and may be renewed thereafter subject to further agreement between the parties;

•      an annual salary of $1; and

•      a discretionary performance bonus of such amount and form (whether in cash or in kind) to be determined by our compensation committee payable upon achievement of certain objectives set by our compensation committee and at such time as may be deemed appropriate by our compensation committee.

On November 10, 2009, Mr. Chung renewed his employment contract for the position of chief executive officer under the following terms:

•      a term of three years commencing from January 1, 2010 to December 31, 2012 and may be renewed thereafter subject to further agreement between the parties;

•      an annual salary of $1; and

•      a discretionary performance bonus of such amount and form (whether in cash or in kind) to be determined by the Company’s compensation committee payable upon achievement of certain objectives set by the compensation committee and at such time as may be deemed appropriate by the compensation committee.

On January 22, 2010, the compensation committee of the board of directors resolved to grant to Mr. Chung, on that day, as part of his compensation package under the November 10, 2009 employment agreement: (a) options to purchase 500,000 shares of our $.001 par value common stock at an exercise price of $0.275 per share provided that all these options will only be vested and become exercisable on January 1, 2011; and (b) 472,727 shares of restricted common stock, pursuant to our 2008 Stock Incentive Plan. All 472,727 restricted common shares are subject to vesting and risk of forfeiture based on ability of the Company to meet certain financial and non-financial performance targets as of and for the fiscal year ending December 31, 2010. The determination of the vesting or forfeiture of the shares shall by made by the compensation committee of our board of directors on or before April 30, 2011.

On March 12, 2010, based on the resolutions of our compensation committee passed on March 1, 2010, our Company granted 450,000 shares of performance common stock, pursuant to our 2008 Stock Incentive Plan, to Mr. Chung as a discretionary reward for his achievement of certain financial and non-financial performance targets for the fiscal year ended December 31, 2009. All 450,000 shares of performance common stock were immediately vested on the date of grant.

Mr. Chung also serves as an executive director of Melco International Development Limited, the parent corporation of our principal shareholder, Elixir Group Limited, and receives a salary from Melco for his services rendered to Melco.

Mr. Joe Pisano

The options awarded to Mr. Pisano, our former executive vice president, during 2009 included options to purchase 50,000 shares of our common stock as set forth in the table, “Outstanding Equity Awards at Fiscal Year-End,” below.  In January 2008, the compensation committee of our board of directors approved the following compensation for Mr. Pisano, the terms of which were included in a written employment agreement entered into with Mr. Pisano:

•      an annual salary of $300,000;

•      an annual cash bonus of up to $87,500 payable upon the achievement of certain objectives set by our compensation committee;

•      a housing allowance of $5,000 per month for so long as Mr. Pisano maintained a home in the Philippines and an education allowance of $2,500 per child for up to two children until the child reaches grade 12;

•      options to purchase up to 336,135 shares at an exercise price of $4.59 which were to vest in three equal annual installments commencing on November 14, 2008; and

•      options to purchase up to one million shares of common stock at exercise prices ranging from $3.50 to $7.50 per share and vesting in three equal annual installments commencing on February 12, 2009.

Mr. Pisano resigned as our executive vice president on March 31, 2009.  Pursuant to a severance agreement dated March 31, 2009, Mr. Pisano agreed that all rights and compensation under his employment agreement with us, other than obligations of confidentiality and the like, would expire. According to the terms of the employment agreement, we were contractually obliged to pay Mr. Pisano a payment in lieu of notice of $300,000. Also, we agreed to waive the vesting requirements and an extension of the termination date to January 1, 2011 with respect to 100,000 options granted to Mr. Pisano on December 12, 2008 and 50,000 options granted to Mr. Pisano on February 12, 2009 (with all other options previously granted to Mr. Pisano to expire on June 1, 2009).

Outstanding Equity Awards at Fiscal Year-End 2009

Option Awards
Name (a)	Number of Securities Underlying Unexercised Options (#) Exercisable (b)		Number of Securities Underlying Unexercised Options (#) Unexercisable (c)		Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#) (d)	Option Exercise Price (e)	Option Expiration Date (mm/dd/yy) (f)

Clarence Chung	133,332	(1)	66,668	(1)	—	$2.90	05/17/2012
	30,000	(2)	—		—	$3.62	01/22/2018
	100,000	(3)	—		—	$4.59	11/14/2017
	2,000,000	(4)	—		—	$0.17	12/29/2013
	50,000	(5)	—		—	$0.13	02/12/2019

Joe Pisano	100,000	(6)	—		—	$0.08	01/01/2011
	50,000	(7)	—		—	$0.13	01/01/2011

Andy Tsui	66,666	(8)	133,334	(8)	—	$0.08	12/11/2018

(1)

We granted Mr. Chung 200,000 options as of September 10, 2007. Such options vest and become exercisable as follows: 66,666 options vested on May 17, 2008; 66,666 options vested on May 17, 2009; and the final 66,668 options will vest on May 17, 2010.

(2)	We granted Mr. Chung 30,000 options as of January 22, 2008. Such options vested and became exercisable on July 23, 2008.

(3)	We granted Mr. Chung 100,000 options as of February 12, 2008. Such options vested and became exercisable on May 15, 2008.

(4)	We granted Mr. Chung 2,000,000 options as of December 29, 2008. Such options vested and became exercisable on December 29, 2009.

(5)	We granted Mr. Chung 50,000 options as of February 12, 2009. Such options vested and became exercisable on August 13, 2009.

(6)

We granted Mr. Pisano 100,000 options as of December 11, 2008. According to the original terms of grant, such options would vest and become exercisable as follows: 33,333 options would vest on December 11, 2009; 33,333 options would vest on December 11, 2010; and 33,334 options would vest on December 11, 2011. However, pursuant to the severance agreement with Mr. Pisano entered into in March 2009, we agreed to waive all vesting conditions and early termination provisions relating to these options. All such options are exercisable until December 31, 2010 and expire on January 1, 2011.

(7)

We granted Mr. Pisano 50,000 options as of February 12, 2009.Pursuant to the severance agreement with Mr. Pisano entered into in March 2009; we agreed to waive all vesting conditions and early termination provisions relating to these options. All such options are exercisable until December 31, 2010 and expire on January 1, 2011.

(8)

We granted Mr. Tsui 200,000 options as of December 11, 2008. Such options vest and become exercisable as follows: 66,666 options vested on December 11, 2009; 66,667 options vest on December 11, 2010; and the final 66,668 options will vest on December 11, 2011.

2009 Director Compensation Table

Name	Fees Earned (b)	Stock Awards (c)	Option Awards (d)	Non-Equity Incentive Plan Compensation (e)	Change in Pension Value and Nonqualified Deferred Compensation Earnings (f)	All Other Compensation (g)	Total (h)
Vincent DiVito	$72,000	$—	$5,980	$—	$—	$—	$77,980
Paul Harvey*	$40,000	$—	$5,980	$—	$—	$—	$45,980
Lorna Patajo-Kapunan*	$40,000	$—	$5,980	$—	$—	$—	$45,980
John Crawford	$48,000	$—	$5,980	$—	$—	$—	$53,980
Daniel Sham*	$40,000	$—	$9,887	$—	$—	$—	$49,887
Anthony Tyen	$48,000	$—	$9,887	$—	$—	$—	$57,887
Ted Chan*	$40,000	$—	$9,887	$—	$—	$—	$49,887
Samuel Tsang	$—	$—	$25,145	$—	$—	$—	$25,145

*   The terms of Maj. Gen. Paul Harvey, Ms. Lorna Kapunan, Mr. Daniel Sham and Mr. Ted Chan expired at the last annual meeting of stockholders held on October 31, 2009.

The dollar amounts in column (d) reflect the values recognized for financial statement reporting purposes for the fiscal year ended December 31, 2009, in accordance with ASC 718, Compensation-Stock Compensation, and, therefore, do not necessarily reflect actual benefits received by the individuals. Assumptions used in the calculation of these amounts are included in footnote (1) to our audited financial statements for the fiscal year ended December 31, 2009 included in our annual report on Form 10-K for the year ended December 31, 2009 filed with the SEC on March 30, 2010.

Non-employee members of our board of directors received an initial grant of 100,000 options and, effective as of January 1, 2009, an annual grant of 50,000 options. Employee members of our board of directors also receive the same annual grant of 50,000 options. The exercise price of such options is the market price of our common stock on the date of grant. Our directors are reimbursed for their out-of-pocket expenses related to their services as directors or meeting attendances. Commencing January 1, 2009, members of our board of directors that are not employees receive a quarterly fee of $12,000. The chairman of our audit committee receives an additional $6,000 per quarter.

Since Mr. Samuel Tsang also serves as employee of Melco International Development Limited and, in accordance with Melco’s policy, he has unconditionally waived all his entitlements to the aforesaid quarterly fees.

SEC Position on Certain Indemnification Arrangements

Our articles of incorporation obligate us to indemnify our directors and officers to the fullest extent permitted under Nevada law. Chapter 78 of the Nevada Revised Statutes provides for indemnification by a corporation of costs incurred by directors, employees, and agents in connection with an action, suit, or proceeding brought by reason of their position as a director, employee, or agent. The person being indemnified must have acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation.

Insofar as indemnification for liabilities arising under the Securities Act may be permitted to our directors, officers or persons controlling us pursuant to the provisions contained in our amended and restated articles of incorporation, our amended and restated bylaws, Nevada law or otherwise, we have been informed that, in the opinion of the SEC, such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable. If a claim for indemnification against such liabilities, other than the payment by us of expenses incurred or paid by one of our directors, officers or controlling persons in the successful defense of any action, suit, or proceeding, is asserted by such director, officer or controlling person, we will, unless in the opinion of our counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by us is against public policy as expressed in the Securities Act and will be governed by the final adjudication of this issue.

Indemnification Agreements

We have entered into indemnification agreements with existing and former members of our board of directors and certain other existing and former employees in which we agreed to hold harmless and indemnify such directors, officers and employees to the fullest extent authorized under Nevada law, and to pay any and all related expenses reasonably incurred by the indemnitee. The relevant existing members of our board of directors are Mr. Clarence Chung, Mr. Vincent L. DiVito, Mr. John Crawford, Mr. Samuel Tsang and Dr. Anthony Tyen.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS WITH THE COMPANY

Transaction Review

We have adopted a policy that any transactions with directors, officers or entities of which they are also officers or directors or in which they have a financial interest, will only be on terms consistent with industry standards and approved by a majority of the disinterested directors of our board. Our bylaws provide that no such transactions by us shall be either void or voidable solely because of such relationship or interest of directors or officers or solely because such directors are present at the meeting of our board or a committee thereof which approves such transactions, or solely because their votes are counted for such purpose if:

•                  The fact of such common directorship or financial interest is disclosed or known by our board or committee and noted in the minutes, and our board or committee authorizes, approves or ratifies the contract or transaction in good faith by a vote for that purpose without counting the vote or votes of such interested directors; or

•                  The fact of such common directorship or financial interest is disclosed to or known by the stockholders entitled to vote, and they approve or ratify the contract or transaction in good faith by a majority vote or written consent of stockholders holding a majority of the shares of common stock entitled to vote (the votes of the interested directors or officers shall be counted in any such vote of stockholders); or

•                  The contract or transaction is fair and reasonable to us at the time it is authorized or approved.

In addition, interested directors may be counted in determining the presence of a quorum at a meeting of our board or a committee thereof that approves such transactions. If there are no disinterested directors, we shall obtain a majority vote of the stockholders approving the transaction.

With regard to transactions between us and our principal stockholder, Elixir Group, our board of directors has established a committee of the board, known as the conflicts committee, made up exclusively of at least three members of our board who satisfy the independence requirements of Section 803(A)(2) of the NYSE Amex Company Guide and meet the criteria for independence as set forth in Rule 10A-3(b)(1) under the Exchange Act, and who are not then, and during the two years prior to their appointment or election have not been, an officer, director, employee of or consultant or advisor to Elixir Group or any affiliate of Elixir Group. The conflicts committee operates under a charter that has been approved by our board of directors. While the original conflicts committee charter empowered the conflicts committee to veto any agreement or transaction between us and Elixir Group or any of its affiliates involving an aggregate amount in excess of $200,000, in November 2008, following the recommendation by all members of the conflicts committee, the board approved a revision of the charter requiring the conflicts committee to review and approve all material agreements or transactions, if any, between us and Elixir Group or its affiliates. The Company has filed with the SEC a current report on Form 8-K regarding such revision on April 27, 2009 and the revised charter took effect on May 5, 2009. Our conflicts committee is currently comprised of Mr. Vincent DiVito, Mr. John Crawford and Dr. Anthony Tyen, and Mr. Crawford serves as the conflicts committee chair.

The conflicts committee charter shall not be amended or modified unless (i) such amendment or modification has been approved and recommended by a majority of the members of the conflicts committee and (ii) at least five business days preceding the effective date of such amendment or modification we have filed with the SEC a current report on Form 8-K that accurately and fully discloses the proposed amendment or modification and the basis for the conflicts committee’s recommendations.

Elixir Group Transactions

Elixir Trade Credit Facility

On April 21, 2008, we entered into a Trade Credit Facility Agreement (the “Facility Agreement”) with Elixir International Limited, a wholly-owned subsidiary of our principal shareholder, Elixir Group.  Pursuant to the Facility Agreement, Elixir International provided trade credits to us for our purchase of electronic gaming machines from Elixir International in exchange for our issuance of unsecured notes to Elixir International bearing interest at a fixed rate of eight percent (8.0%) per annum.  Title of any gaming machines offered in exchange for the notes passed to us upon issuance of the notes.

Upon entering into the Facility Agreement, we immediately issued the first note pursuant to the terms of the Facility Agreement in the principal amount of $15 million (the “Initial Advance”),  thereby extinguishing the payable of an equivalent amount to Elixir International in respect to gaming machines previously acquired.  We were obligated to repay the principal, plus any accrued interest thereon, of the Initial Advance in 24 equal monthly installments.  The Initial Advance was subject to demand by Elixir International for immediate payment only if there was either an event of default or a change of control as defined in the Facility Agreement.

An “event of default” occurs pursuant to the Facility Agreement if, among other things, we default in the payment when due of any principal or interest on any note issued pursuant to the Facility Agreement; or we become insolvent or generally fail to pay or admit in writing our inability to pay our debts as they become due; or we apply for, consent to, or acquiesce in the appointment of a trustee, receiver or other custodian for ourselves or any of our property, or make a general assignment for the benefit of our creditors; or a trustee, receiver or other custodian will otherwise be appointed for us or any of our assets and not be discharged within 30 days; or any bankruptcy, reorganization, debt arrangement, or other case or proceeding under any bankruptcy or insolvency law, or any dissolution or liquidation proceeding is commenced by or against us and be consented to or acquiesced in by us or remains undismissed for 30 days; or we take any corporate action to authorize, or in furtherance of, any of the foregoing; or any judgments, writs, warrants of attachment, executions or similar processes (not undisputedly covered by insurance) in an aggregate amount in excess of $100,000 is issued or levied against us or any of our assets and will not be released, vacated or fully bonded prior to any sale and in any event within 30 days after its issue or levy; or we become subject to pending or threatened litigation, arbitration or a governmental litigation or proceeding, not previously disclosed to Elixir International, and such action could have a material adverse affect on our operations or financial condition.

A “change of control” occurs pursuant to the Facility Agreement if, among other things, after April 21, 2008: (i) any person or two or more persons acting in concert (other than Elixir International or its affiliates) acquire beneficial ownership (within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934), directly or indirectly, of securities of our company representing 50% or more (on a fully-diluted basis) of the combined voting power of all our securities (other than securities owned by Elixir Group or its affiliates) entitled to vote in the election of directors; or (ii) our sale of substantially all of our assets; or (iii) any sale of our securities by Elixir Group or its affiliates or any issuance of new securities by us resulting in the combined voting power of all our securities (on a fully-diluted basis) owned by Elixir Group or its affiliates falls below 30%.

On November 6, 2008, and in connection with the Termination Agreement and Disposal Agreement described above, we entered into an Amendment of the Trade Credit Facility Agreement and Related Note with Elixir International (the “First Amendment”). Pursuant to the First Amendment, Elixir International surrendered to us the $15 promissory note representing the Initial Advance to us in exchange for the issuance of a new promissory note (the “First Amended Note”) for $12.1 million, the then outstanding principal at the time of the exchange, with the following new repayment terms: (a) the First Amended Note and the interest accrued thereon shall be repaid in 24 equal monthly installments reset from January 1, 2009; (b) interest shall be accrued on the outstanding principal at the rate of five percent (5.0%) (instead of 8.0%) per annum starting from January 1, 2009; and no monthly repayments of principal or accrued interests were required for the months of October, November and December 2008. Save for the said new repayment terms, all other terms under the Facility Agreement, including the “event of default” and “change of control” provisions remain unchanged.

On January 1, 2009, we began paying monthly installments of approximately $530,000 under the First Amended Note and paid or settled six installments during the six-month period ended June 30, 2009.  As at June 30, 2009, the unpaid principal balance under the First Amended Note was approximately $9.2 million (the “Outstanding Principal”). On July 24, 2009, for the purpose of improving our financial flexibility to capitalize on potential growth and investment opportunities, such as expansion of our placements and operation of electronic gaming machines on a participation basis in new venues, at our request, Elixir International entered into Amendment No. 2 to the Trade Credit Facility Agreement and Related Note with us (the “Second Amendment”).  Pursuant to the Second Amendment, Elixir International agreed to restructure the payment schedule of the Outstanding Principal balance and we have issued to Elixir International a new note (the “Second Amended Note”) to replace the First Amended Note. Under the revised payment schedule of the Second Amended Note, we are relieved of making any actual repayments of principal or interest under the Facility Agreement until July 1, 2010 although interest at the rate of 5% continues to accrue on the Outstanding Principal balance. The repayment of the Outstanding Principal balance and interest accrued thereon were to be repaid in 18 equal monthly installments commencing on July 1, 2010.

On April 20, 2010, in relation to the disposal of Elixir International by Elixir Group, we entered into a Deed of Assignment and Novation and Consent with Elixir International and Elixir Group pursuant to which we consented to Elixir International’s assignment and transfer all its rights and obligations under the Facility Agreement (as amended by the First Amendment and the Second Amendment) and the Second Amended Note to Elixir Group. The said assignment and transfer does not have any impact on our repayment obligations under the Facility Agreement and the related note save that when we make our repayments under the note, we will make the same to or at the direction of Elixir Group instead of Elixir International.

On May 25, 2010, we entered into the Amendment No. 3 to the Trade Credit Facility Agreement and Related Note with Elixir Group, the successor in interest to Elixir International (the “Third Amendment”), to further restructure the payment schedule of the Outstanding Principal amount and interest accrued thereon. Pursuant to the Third Amendment, we are required to issue a new note for the Outstanding Principal amount (the “Third Amended Note”) to Elixir Group in replacement of the Second Amended Note on July 1, 2010. The new payment schedule of the Outstanding Principal amount and interest accrued thereon under the Third Amendment and the Third Amended Note is as follows :

(i)            the total interest accrued on the Outstanding Principal balance during the period from July 1, 2009 to June 30, 2010 in the amount of approximately $460,000 will be paid by us to Elixir Group in a lump sum payment on July 1, 2010;

(ii)           on the first day of each calendar month during the period from August 1, 2010 to June 1, 2011, we will pay to Elixir Group interest in arrears on the Outstanding Principal balance at the rate of 5% per annum for the preceding month; and

(iii)          we will repay to Elixir Group the Outstanding Principal balance and interest accrued thereon at the rate of 5% per annum in 18 equal monthly installments commencing on July 1, 2011.

None of the Facility Agreement, the First Amendment, Second Amendment or Third Amendment includes a commitment on the part of Elixir Group for granting any further credit or other facilities to us. We do not expect to receive any further amounts of credit or other facilities under the Facility Agreement as amended by the aforesaid amendments.

Melco Transactions

Services Agreements

On May 18, 2009, we entered into two services agreements with Melco Services Limited (“Melco Services”), a wholly-owned subsidiary of Melco International Development Limited, which is also the parent of our principal shareholder, Elixir Group Limited.

One of the services agreements involves the outsourcing of our internal audit functions to Melco Services (the “IA Services Agreement”) and pursuant to the terms thereof, with effect from the date of the IA Services Agreement, the internal audit personnel of Melco Services became responsible for providing the following services to us:

•      reporting to the our audit committee on internal audit matters and SOX 404 compliance issues; and

•      conducting risk assessment and internal control reviews of our business processes with the support of our internal audit team. It is anticipated that such reviews will be conducted with reference to our internal audit charter and annual audit schedules approved by our audit committee.

The consideration payable by us for the aforesaid internal audit related services is HK$120,000 (equivalent to approximately US$15,500) per quarter. Effective October 1, 2009, Melco Services and our Company mutually agreed to reduce the quarterly fee payable under the IA Services Agreement from HK$120,000 (equivalent to approximately US$15,500) per quarter to HK$1 (equivalent to $0.13) per quarter. In October 2009, we recruited internal audit personnel as our employees to perform the internal audit work for us under the guidance and assistance of the internal audit director of Melco Services.

The other services agreement relates to the provision of information technology systems support and human resources related services by Melco Services (the “IT & HR Services Agreement”). Pursuant to the terms of the IT & HR Services Agreement, with effect from the date thereof, the information technology and human resources personnel of Melco Services became responsible for providing the following services to us:

•      handling our network infrastructure and server systems;

•      performing the network and systems management tasks in accordance with our information technology policies and procedures;

•      providing human resources services to those of our staff who are located in the Hong Kong office;

•      monitoring and advising on human resources policies and practices in general;

•      upon the request of our chief executive officer, monitoring and re-designing, if necessary, the salary packages and related fringe benefits of our staff (subject to any necessary review or approval by our compensation committee);

•      acting as a consultant in human resource areas when requested by our compensation committee; and

•      standardizing and re-organizing human resources documentation flows and enhancing the inter-office communications between our Hong Kong and overseas offices.

The consideration payable by us for the aforesaid information technology systems support and human resources related services was HK$112,500 (equivalent to approximately US$14,500) per quarter. Effective October 1, 2009, Melco Services and our Company mutually agreed to terminate the IT & HR Services Agreement. We recruited our own human resources personnel by the end of September 2009 and our own information technology personnel in October 2009 as our employees to perform the relevant IT & HR work for us.

Save for the aforesaid differences, the two services agreements are for identical terms and both carry an initial term commencing from the date of the relevant agreement to March 31, 2010 (subject to automatic renewal of additional annual periods unless otherwise terminated by either party before the expiration of the relevant annual term). Also, either party may terminate the relevant services agreements by thirty (30) days prior written notice if the other party is in breach or by at least ninety (90) days prior written notice without cause. Meanwhile, both services agreements contain the customary confidentiality provisions, and each party and its personnel shall abide by such provisions during and after the performance of the relevant services.

Hong Kong Office Premises

On March 2, 2010, we entered into a license agreement with Melco Services, which is the principal tenant of a larger office area, for occupying our existing Hong Kong office premises with an area of approximately 1,920 square feet (the “License Agreement”).  Pursuant to the License Agreement, we are required to pay a monthly fee of HK$94,000 (equivalent to approximately $8,700) to Melco Services and such monthly fee covers the relevant rental, the relevant management fees, air-conditioning and other utilities and services charges. Melco Services confirmed that all these fees are charged at cost without any markup.  The License Agreement is for a term commencing from January 1, 2010 until March 16, 2011, which is the expiration date of the head lease between Melco Services and the landlord of the relevant building.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Rules adopted by the SEC under Section 16(a) of the Securities Exchange Act of 1934, or the Exchange Act, require our officers and directors, and persons who own more than 10% of the issued and outstanding shares of our equity securities, to file reports of their ownership, and changes in ownership, of such securities with the SEC on Forms 3, 4 or 5, as appropriate. Such persons are required by the regulations of the SEC to furnish us with copies of all forms they file pursuant to Section 16(a).

Based solely upon a review of Forms 3, 4 and 5 and amendments thereto furnished to us during our most recent fiscal year, and any written representations provided to us, we believe that all of the officers, directors, and owners of more than ten percent of the outstanding shares of our common stock complied with Section 16(a) of the Exchange Act for the year ended December 31, 2009.

OTHER BUSINESS

We know of no business that will be presented for consideration at the Annual Meeting other than that described in this proxy statement. As to other business, if any, that may properly come before the Annual Meeting, it is intended that proxies solicited by our board will be voted according to the judgment of the person or persons voting the proxies.

HOUSEHOLDING OF ANNUAL MEETING MATERIALS

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of our proxy statement or annual report to stockholders may have been sent to multiple stockholders in each household. We will promptly deliver a separate copy of either document to any stockholder upon written request to Investor Relations, Elixir Gaming Technologies, Inc., 40 E. Chicago Ave. #186 Chicago, IL 60611-2026 or tracimangini@elixirgaming.com.

Any stockholder who wants to receive separate copies of our proxy statement or annual report in the future, or any stockholder who is receiving multiple copies and would like to receive only one copy per household, should contact the stockholder’s bank, broker, or other nominee record holder, or the stockholder may contact the Company at the above correspondence address and email address.

PROPOSALS FOR THE NEXT ANNUAL MEETING

We must receive proposals of stockholders intended to be presented at our next annual meeting prior to February 28, 2011, to be considered for inclusion in our proxy statement relating to that meeting. Our board of directors will review any proposals from eligible stockholders that it receives by that date and will make a determination whether any such proposals will be included in our proxy materials. Any proposal received after February 28, 2011 shall be considered untimely and shall not be made a part of our proxy materials.

A stockholder who wishes to make a proposal at the next Annual Meeting without including the proposal in our proxy statement must also notify us within a reasonable time before we print and mail the proxy materials. If a stockholder fails to give reasonable advance notice, then the persons named as proxies in the proxies solicited by us for the next Annual Meeting will have discretionary authority to vote on the proposal.

INFORMATION INCORPORATED BY REFERENCE

We are permitted to incorporate by reference information that we file with the Securities and Exchange Commission. Accordingly, we incorporate by reference our Annual Report on Form 10-K for the fiscal year ended December 31, 2009, which was filed with the SEC on March 30, 2010, except to the extent information in that report is different from the information contained in this proxy statement.  The information incorporated by reference includes the description of our executive officers set forth in Part I, Item 1 “Business - Executive Officers of the Registrant” in our 2009 Annual Report on Form 10-K.

ANNUAL REPORT

COPIES OF OUR ANNUAL REPORT ON FORM 10-K, INCLUDING ALL EXHIBITS, CAN BE OBTAINED WITHOUT CHARGE BY CONTACTING BY WRITTEN REQUEST TO INVESTOR RELATIONS OF  ELIXIR GAMING TECHNOLOGIES, INC. AT 40 E. CHICAGO AVE. #186 CHICAGO, IL 60611-2026 OR TO THE EMAIL ADDRESS AT  tracimangini@elixirgaming.com.

BY ORDER OF THE BOARD OF DIRECTORS

Clarence Chung
Chairman of the Board
June 24, 2010
Hong Kong

APPENDIX A

PROPOSED CERTIFICATE OF AMENDMENT

TO ARTICLES OF INCORPORATION

OF

ELIXIR GAMING TECHNOLOGIES, INC.

1.             Name of corporation:

Elixir Gaming Technologies, Inc.

2.             The articles have been amended as follows (provide article numbers, if available):

“ARTICLE I

The name of the corporation is Entertainment Gaming Asia Incorporated (the “Corporation”).”

3.             The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation have voted in favor of the amendment is:                     .

4.             Effective date of filing (optional):  Upon filing

5.             Officer Signature (Required):

Clarence Chung, President and Chief Executive Officer

[FRONT OF PROXY CARD]

YOUR VOTE IS IMPORTANT TO US.

PLEASE CAST YOUR VOTE TODAY.

PROXY

PROXY FOR ANNUAL MEETING OF STOCKHOLDERS, JULY 23, 2010

SOLICITED BY THE BOARD OF DIRECTORS OF ELIXIR GAMING TECHNOLOGIES, INC.

The undersigned stockholder of Elixir Gaming Technologies, Inc. hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders, Proxy Statement and Annual Report in connection with our annual meeting of stockholders to be held on Friday, July 23, 2010, at 10:00 a.m., local time, at Unit 3705 37/F, The Centrium, 60 Wyndham Street, Central, Hong Kong, and hereby appoints                                               , as proxy, with power of substitution, to attend and to vote all shares the undersigned would be entitled to vote if personally present at said annual meeting and at any adjournment thereof.

(The proxy is instructed to vote as specified on the reverse)

VOTING BY TELEPHONE OR INTERNET IS QUICK, EASY AND IMMEDIATE. As a stockholder of Elixir Gaming Technologies, Inc., you have the option of voting your shares electronically through the Internet or on the telephone, eliminating the need to return the proxy card. Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned the proxy card. Votes submitted electronically over the Internet or by telephone must be received by 7:00 p.m., Eastern time, on July      , 2010.

TO VOTE YOUR PROXY BY INTERNET. Please access the website, www.continentalstock.com, with your proxy card available. Please follow the prompts to vote your shares.

TO VOTE YOUR PROXY BY TELEPHONE. Using any touch-tone telephone, please call                          to vote your proxy. Please have your proxy card available when you call and follow the voting instructions to vote your shares.

TO VOTE YOUR PROXY BY MAIL. Please mark, sign and date your proxy card below, detach the proxy card and return the proxy card in the postage-paid envelope provided.

PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING

ELECTRONICALLY BY INTERNET OR TELEPHONE.

▼ FOLD AND DETACH HERE AND READ THE REVERSE SIDE. ▼

PROXY

THIS PROXY SHALL BE VOTED AS DIRECTED, OR IF NO DIRECTION IS INDICATED, WILL BE VOTED “FOR” THE PROPOSALS. THIS PROPOSAL IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS								Please make your votes like this	☑

1.	ELECTION OF DIRECTORS (To withhold authority to vote for any individual nominee, strike a line through that nominee’s name in the list below)	FOR ☐	WITHHOLD AUTHORITY ☐		2.	VOTE ON RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	FOR ☐	AGAINST ☐	ABSTAIN ☐

	Clarence Chung Vincent L. DiVito John W. Crawford Samuel Tsang Anthony Tyen				3.	VOTE ON THE AMENDMENT TO THE ARTICLES OF INCORPORATION TO CHANGE THE CORPORATE NAME	FOR ☐	AGAINST ☐	ABSTAIN ☐

4.	VOTE ON THE AMENDMENT TO THE 2008 STOCK INCENTIVE PLAN TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK RESERVED UNDER THE PLAN	FOR ☐	AGAINST ☐	ABSTAIN ☐	5.

VOTE ON THE ADJOURNMENT OR POSTPONEMENT OF THE ANNUAL MEETING TO ANOTHER TIME AND DATE IF SUCH ACTION IS NECESSARY FOR THE BOARD OF DIRECTORS TO SOLICIT ADDITIONAL PROXIES IN FAVOR OF PROPOSALS 1, 2, 3 OR 4.

							FOR ☐	AGAINST ☐	ABSTAIN ☐

6.	IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.	FOR ☐	AGAINST ☐	ABSTAIN ☐

					COMPANY ID:
					PROXY NUMBER:
					ACCOUNT NUMBER: